PROSPECTUS MAY 1, 2002

JPMORGAN SELECT FUNDS

SELECT BALANCED FUND

SELECT EQUITY INCOME FUND

SELECT LARGE CAP EQUITY FUND

SELECT LARGE CAP GROWTH FUND

SELECT SMALL CAP EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Select Balanced Fund                                                        1

Select Equity Income Fund                                                   7

Select Large Cap Equity Fund                                               12

Select Large Cap Growth Fund                                               18

Select Small Cap Equity Fund                                               23

The Funds' Management and Administration                                   29

How Your Account Works                                                     31

  Who May Buy the Shares                                                   31

  Buying Fund Shares                                                       31

  Selling Fund Shares                                                      31

  Other Information Concerning the Funds                                   32

  Distributions and Taxes                                                  32

Financial Highlights                                                       34

How To Reach Us                                                    Back cover

     JPMORGAN SELECT BALANCED FUND

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on equity securities that it considers most undervalued.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or if they are unrated, deemed by the adviser to be of comparable quality.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that is not in equity or fixed-income securities in high quality money market instruments and repurchase agreements.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

     The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

     The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     The Fund is diversified as defined in the Investment Company Act of 1940.

     In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

     The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria.

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. Securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-related investments involve risk of losses due to payments that occur earlier or later than expected and, like any bond, due to default.

The Fund's performance will also depend on the credit quality of its investments. Securities in the ratings categories Baa3 by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities. The issuer may have trouble making principal and interest payment when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, the S&P 500 Index and the Lipper Balanced Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992            7.73%
1993            7.01%
1994           -3.40%
1995           27.97%
1996            9.21%
1997           19.18%
1998           19.39%
1999            9.22%
2000           -3.38%
2001           -5.21%

--------------------------------------------
BEST QUARTER                       11.90%
--------------------------------------------
                       4th quarter, 1998
--------------------------------------------
WORST QUARTER                      -7.49%
--------------------------------------------
                       1st quarter, 2001

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS(%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                             PAST 1 YR. PAST 5 YRS.    PAST 10 YRS.
------------------------------------------------------------------------------------
FUND SHARES - RETURN BEFORE TAXES            -5.21       7.32           8.28
------------------------------------------------------------------------------------
FUND SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                             -6.41       3.19            N/A(1)
------------------------------------------------------------------------------------
FUND SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES     -2.73       4.83            N/A(1)
------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS ON DEDUCTION
FOR FEES, EXPENSES OR TAXES)                -11.88      10.70          12.94
------------------------------------------------------------------------------------
LEHMAN, AGGREGATE BOND INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     8.42       7.43           7.23
------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX (REFLECTS
NO DEDUCTION FOR TAXES)                      -3.24       8.37           9.54
------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.
(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

INVESTOR EXPENSES FOR FUND SHARES
The expenses of the Fund's shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                      0.50
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.25
OTHER EXPENSES(1)                                                    0.40
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)                                          1.15
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) JPMorgan Chase Bank has agreed to voluntarily reimburse the Fund to the extent total operating expenses of the Fund's shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% Of its average daily net assets. This reimbursement arrangement can be changed or terminated at any time at the option of JPMorgan Chase Bank.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund's shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- the Fund's operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Fund's shares and your actual costs may be higher or lower.

                                1 YR.         3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    117           365         633         1,398
--------------------------------------------------------------------------------

     JPMORGAN SELECT EQUITY INCOME FUND

THE FUND'S OBJECTIVE
The Fund seeks to obtain income primarily by investing in income-producing equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and consistent dividend record. The Fund seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.

In determining whether to sell a stock, JPMFAM (USA), the Fund's adviser, will use the same type of analysis that it uses in buying stocks in order to determine whether the stock still is an attractive investment opportunity.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund's equity investments may also include real estate investment trusts (REITs), which are pooled investment vehicles investing primarily in income-producing real estate or loans related to real estate.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market condition, it may invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The value of REITs will depend upon the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its Assets in money market instruments, repurchase agreements or debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Russell 1000(R) Value Index, S&P 500 Index and the Lipper Equity Income Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the Russell 1000(R) Value Index instead. The Russell 1000(R) value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The adviser believes that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992            14.10%
1993            13.31%
1994            -3.60%
1995            32.61%
1996            24.48%
1997            31.27%
1998            11.88%
1999             2.55%
2000            -2.29%
2001           -12.29%

---------------------------------
BEST QUARTER                16.85%
---------------------------------
                4th quarter, 1998
---------------------------------
WORST QUARTER              -12.12%
---------------------------------
                1st quarter, 2001

* On 1/1/97, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                                 PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------------
FUND SHARES - RETURN BEFORE TAXES                -12.29        5.24        10.08
----------------------------------------------------------------------------------------
FUND SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                 -12.60        2.00          N/A(1)
----------------------------------------------------------------------------------------
FUND SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES          -7.48        3.59          N/A(1)
----------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         -5.59       11.13        14.13
----------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                     -11.88       10.70        12.94
----------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX (REFLECTS
NO DEDUCTION FOR TAXES)                           -5.20        8.57        11.18
----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.
(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

INVESTOR EXPENSES FOR FUND SHARES
The expenses of the Fund's shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                0.40
DISTRIBUTION (RULE 12b-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.25
OTHER EXPENSES(1)                                              0.22
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)                                    0.87
-----------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) JPMorgan Chase Bank has agreed to voluntarily reimburse the Fund to the extent total operating expenses of the Fund's shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% Of its average daily net assets. This reimbursement arrangement can be changed or terminated at any time at the option of JPMorgan Chase Bank.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund's shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- the Fund's operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Fund's shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.     10 YRS.
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    89         278         482        1,073
----------------------------------------------------------------------------

     JPMORGAN SELECT LARGE CAP EQUITY FUND

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies are companies with market capitalizations of over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

In managing the Fund, JPMFAM(USA), the adviser, seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that is greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, the Fund diversifies its portfolio across all sectors similar to the S&P 500. The Fund also emphasizes companies with return on assets and return-on-equity equal to or greater than the equity markets.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Fund may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity investments may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market condition, it may invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The value of the Fund's convertible securities tends to fall when prevailing interest rates rise. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992            4.66%
1993            7.88%
1994           -1.44%
1995           29.09%
1996           19.87%
1997           34.53%
1998           23.16%
1999           17.29%
2000          -12.17%
2001          -12.98%

-----------------------------------
BEST QUARTER                 20.11%
-----------------------------------
                 4th quarter, 1998
-----------------------------------
WORST QUARTER               -13.93%
-----------------------------------
                 3rd quarter, 2001

* On 1/1/97, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                          PAST 1 YR. PAST 5 YRS.   PAST 10 YRS.
------------------------------------------------------------------------------
 FUND SHARES - RETURN BEFORE TAXES        -12.98      8.24          9.84
------------------------------------------------------------------------------
 FUND SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                         -13.12      4.73           N/A(1)
------------------------------------------------------------------------------
 FUND SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES     -7.90      6.46           N/A(1)
------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)             -11.88     10.70         12.94
------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)        -12.83      9.59         11.47
------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.
(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

INVESTOR EXPENSES FOR FUND SHARES
The expenses of the Fund's shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.23
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)                                             0.88
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) JPMorgan Chase Bank has agreed to voluntarily reimburse the Fund to the extent total operating expenses of the Fund's shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets. This reimbursement arrangement can be changed or terminated at any time at the option of JPMorgan Chase Bank.

EXAMPLE
The example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- the Fund's operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Fund's shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    90         281         488         1,084
----------------------------------------------------------------------------

     JPMORGAN SELECT LARGE CAP GROWTH FUND

THE FUND'S OBJECTIVE
The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies are companies with a market capitalization over $2 billion at the time of purchase.
Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

JPMFAM (USA), the Fund's adviser, will try to identify high quality large companies with strong balance sheets, above-average historical earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Fund may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity investments may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
       OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The value of the Fund's convertible securities tends to fall when prevailing as interest rates rise. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Russell 1000(R) Growth Index, S&P 500/BARRA Growth Index and the Lipper Large-Cap Growth Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500/BARRA Growth Index, but in the future, the Fund intends to compare its performance to the Russell 1000(R) Growth Index instead. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The adviser believes that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992            8.15%
1993            6.93%
1994            2.47%
1995           33.18%
1996           14.45%
1997           32.87%
1998           40.85%
1999           37.33%
2000          -24.72%
2001          -17.55%

-----------------------------------
BEST QUARTER                25.96%
-----------------------------------
                4th quarter, 1998
-----------------------------------
WORST QUARTER              -18.04%
-----------------------------------
                3rd quarter, 2001

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                                  PAST 1 YR.  PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------------
 FUND SHARES - RETURN BEFORE TAXES                -17.55       9.79          11.16
--------------------------------------------------------------------------------------
 FUND SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                 -17.64       6.41            N/A(1)
--------------------------------------------------------------------------------------
 FUND SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES         -10.69       8.32            N/A(1)
--------------------------------------------------------------------------------------
 RUSSELL 1000(R) GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        -20.42       8.27          10.79
--------------------------------------------------------------------------------------
 S&P 500/BARRA GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        -12.73      11.07          12.30
--------------------------------------------------------------------------------------
 LIPPER LARGE-CAP GROWTH FUNDS (REFLECTS NO
 DEDUCTION FOR TAXES)                             -23.87       7.50          10.60
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.
(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

INVESTOR EXPENSES FOR FUND SHARES
The expenses of the Fund's shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.20
---------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)                                             0.85
---------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) JPMorgan Chase Bank has agreed to voluntarily reimburse the Fund to the extent total operating expenses of the Fund's shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% Of its average daily net assets. This reimbursement arrangement can be changed or terminated at any time at the option of JPMorgan Chase Bank.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund's shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- the Fund's operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Fund's shares and your actual costs may be higher or lower.

                                 1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    87         271         471         1,049
--------------------------------------------------------------------------

     JPMORGAN SELECT SMALL CAP EQUITY FUND

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index securities. Market capitalization is the total market value of a company's shares.

JPMFAM (USA), the Fund's adviser, uses an active equity management style focused on companies with above market average price/earnings ratios and price/ book ratios, below average dividend yield and above average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value investing.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Fund may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund's equity investments may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The value of the Fund's of convertible securities tends to fall when prevailing interest rates rise. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its Assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its Assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the S&P SmallCap 600 Index, which includes 600 stocks of small U.S. companies, and to the Lipper Small-Cap Value Funds Index, a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992    34.08%
1993    22.38%
1994    -1.73%
1995    19.86%
1996    15.86%
1997    17.67%
1998     3.41%
1999    -3.55%
2000    11.75%
2001    -4.36%

------------------------------------
BEST QUARTER                 17.82%
------------------------------------
                 4th quarter, 1992
------------------------------------
WORST QUARTER               -15.93%
------------------------------------
                 3rd quarter, 1998

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                             PAST 1 YR. PAST 5 YRS.    PAST 10 YRS.
---------------------------------------------------------------------------------
 FUND SHARES - RETURN BEFORE TAXES           -4.36       4.63          10.88
---------------------------------------------------------------------------------
 FUND SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                            -4.45       2.59            N/A(1)
---------------------------------------------------------------------------------
 FUND SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES       -2.66       3.47            N/A(1)
---------------------------------------------------------------------------------
 S&P SMALLCAP 600 (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)       6.54      10.60          13.54
---------------------------------------------------------------------------------
 LIPPER SMALL-CAP VALUE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)           17.20      10.75          12.68
---------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.
(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

INVESTOR EXPENSES FOR FUND SHARES
The expenses of the Fund's shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.23
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)                                             1.13
-------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) JPMorgan Chase Bank has agreed to voluntarily reimburse the Fund to the extent total operating expenses of the Fund's shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% Of its average daily net assets. This reimbursement arrangement can be changed or terminated at any time at the option of JPMorgan Chase Bank.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund's shares with the cost of investing in other mutual funds. The example assumes:
-    $10,000 initial investment,

-    5% return each year, and

- the Fund's operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Fund's shares and your actual costs may be higher or lower.

                                1 YR.       3 YRS.      5 YRS.      10 YRS.
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    115         359         622         1,375
-----------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMFAM (USA) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year, the adviser was paid management fees (net of waivers), as a percentage of average daily net assets as follows:

                                 FISCAL
 FUND                            YEAR ENDED      %
--------------------------------------------------------
 SELECT BALANCED FUND            12/31/01      0.50
--------------------------------------------------------
 SELECT EQUITY INCOME FUND       12/31/01      0.28
--------------------------------------------------------
 SELECT LARGE CAP EQUITY FUND    12/31/01      0.40
--------------------------------------------------------
 SELECT LARGE CAP GROWTH FUND    12/31/01      0.39
--------------------------------------------------------
 SELECT SMALL CAP EQUITY FUND    12/31/01      0.22
--------------------------------------------------------

THE PORTFOLIO MANAGERS
SELECT BALANCED FUND
The portfolio management team for the equity portion of the Fund's portfolio is comprised of a team of research analysts who select stocks in their respective sectors using the investment strategy described earlier in this prospectus. Anne Lester, Vice President of the adviser, is responsible for overseeing the management of the Fund's overall portfolio. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the equity portion of the portfolio. Ms. Lester has been at JPMFAM (USA) or one of its affiliates since 1992. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. The fixed-income portion of the portfolio is managed by a team of individuals at JPMFAM (USA).

SELECT EQUITY INCOME FUND
The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed at JPMFAM(USA) or one of its affiliates since 1995. Mr. Green has been employed at JPMFAM(USA) or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

SELECT LARGE CAP EQUITY FUND
Terry Banet, Managing Director of the adviser, is a portfolio manager for private equity and balanced accounts and is responsible for management of the Fund's portfolio. Ms. Banet has been employed at JPMFAM(USA) or one of its affiliates since 1985.

SELECT LARGE CAP GROWTH FUND
The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

SELECT SMALL CAP EQUITY FUND
Juliet Ellis, Managing Director of the adviser and CFA, is responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

WHO MAY BUY THE SHARES?
Only qualified investors may buy shares. Qualified Fund investors are trusts, fiduciary accounts and investment management clients of JPMorgan Chase Bank, other financial institutions or their affiliates. The financial institution must have an agreement with the Funds to buy and sell shares.

Financial institutions may set other eligibility requirements, including minimum investments. They must maintain at least $5,000,000 in an account with one or more JPMorgan Select Funds on behalf of their clients. If you are no longer a qualified investor, your financial institution may redeem your shares or allow you to keep holding your shares through a separate account. If you hold Fund shares through a separate account, you may incur additional fees. The Funds may refuse to sell Fund shares to any institution.

BUYING FUND SHARES

THROUGH YOUR FINANCIAL INSTITUTION
Tell your JPMorgan client manager or your financial institution which Funds you want to buy. Your financial institution is responsible for forwarding orders in a timely manner. Your financial institution may impose different minimum investments and earlier deadlines to buy shares. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. If the account administrator at your financial institution receives your order in proper form before the New York Stock Exchange (NYSE) closes regular trading (or the institution's earlier deadline, if any) and the order, along with payment in federal funds, is received by the Funds before they close for business, your order will be confirmed at that day's NAV. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE (normally 4 p.m. Eastern time). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

You can buy shares on any business day that the Federal Reserve Bank of New York and the NYSE are open.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

The Funds will not issue certificates for shares.

SELLING FUND SHARES

THROUGH YOUR FINANCIAL INSTITUTION
Tell your financial institution which Funds you want to sell. You must supply the names of the registered shareholders on your account and your account number. Your financial institution is responsible for sending the Funds all necessary documents and may charge you for this service.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You can sell some or all of your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form from your financial institution. If the Fund receives your order before the NYSE closes regular trading, you will receive that day's NAV.

The Funds generally send proceeds of the sale in federal funds to your financial institution on the business day after the Fund receives your request in proper form.

Under unusual circumstances, the Funds may stop accepting orders to sell shares or postpone payment for more than seven days, as federal securities laws permit.

OTHER INFORMATION CONCERNING THE FUNDS
You may authorize your financial institution to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, your financial institution has a responsibility to take all reasonable precautions to confirm that the instructions are genuine. If your financial institution fails to use such reasonable precautions, it may be liable for any losses due to unauthorized or fraudulent instructions. Investors agree, however, that they will not hold the Funds or their financial institution or any of their agents liable for any loss or expense arising from any sales request if reasonable precautions are taken.

Your financial institution may offer other services. These could include special procedures for buying and selling Fund shares, such as pre-authorized or systematic buying and selling plans. Each financial institution may establish its own terms and conditions for these services.

DISTRIBUTIONS AND TAXES
Each Fund can earn income and it can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Select Balanced Fund, Select Equity Income Fund, Select Large Cap Equity Fund and Select Large Cap Growth Fund generally distribute any net investment income at least monthly. The Select Small Cap Equity Fund generally distributes any net investment income at least quarterly. Each Fund distributes net capital gains, if any, annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If your financial institution does not offer distribution reinvestment or if you do not select an option when you open your account, we will pay all distributions in cash. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Select Balanced Fund and Select Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Select Small Cap Equity Fund expects that its distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Social Security Number or Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other no-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five periods. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN SELECT BALANCED FUND

                                                                     11/01/01          YEAR ENDED OCTOBER 31,          1/01/97*
                                                                      THROUGH    -----------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                    12/31/01**       2001     2000     1999     1998   10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  20.17   $  33.42  $ 34.64  $ 33.53  $ 34.08    $ 30.62
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                0.06       0.49     0.79     1.17     1.32       1.17
     Net gains or losses in securities (both realized and
       unrealized)                                                        0.67      (4.13)    0.98     3.12     3.05       3.46
                                                                      --------   --------- -------  -------  -------    --------
     Total from investment operations                                     0.73      (3.64)    1.77     4.29     4.37       4.63
   Distributions to shareholders from:
     Dividends from net investment income                                 0.04       0.51     0.77     1.17     1.31       1.17
     Distributions from capital gains                                     0.52       9.10     2.22     2.01     3.61         --
                                                                      --------   --------- -------  -------  -------    --------
     Total dividends and distributions                                    0.56       9.61     2.99     3.18     4.92       1.17
Net asset value, end of period                                        $  20.34   $  20.17  $ 33.42  $ 34.64  $ 33.53    $ 34.08
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              3.59%    (12.66%)   5.34%   13.30%   14.28%     15.36%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in millions)                            $     60   $     61  $   121  $   159  $   152    $   179

RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                         1.00%      1.00%    0.93%    0.05%    0.03%      0.03%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                1.63%      2.20%    2.30%    3.37%    3.98%      4.29%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits        1.26%      1.15%    0.99%    0.75%    0.75%      0.72%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
       earnings credits                                                   1.37%      2.05%    2.24%    2.67%    3.26%      3.60%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     32%       141%     122%      93%      50%       131%
----------------------------------------------------------------------------------------------------------------------------------

 *   Commencement of Operations.
 #   Short periods have been annualized.
**   The Fund changed its fiscal year end from October 31 to December 31.

JPMORGAN SELECT EQUITY INCOME FUND(1)

                                                                      11/01/01          YEAR ENDED OCTOBER 31,        01/01/97*
                                                                      THROUGH    -----------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                    12/31/01**       2001     2000     1999     1998   10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  18.44   $  25.57  $ 27.53  $ 28.89  $ 34.22    $ 28.32
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                0.03       0.20     0.21     0.65     0.85       0.79
     Net gains or losses in securities (both realized and
       unrealized)                                                        1.30      (5.41)    1.40     1.69     1.50       5.90
                                                                      --------   --------- -------- -------- --------   --------
     Total from investment operations                                     1.33      (5.21)    1.61     2.34     2.35       6.69
   Distributions to shareholders from:
     Dividends from net investment income                                 0.03       0.19     0.17     0.67     0.83       0.79
     Distributions from capital gains                                       --       1.73     3.40     3.03     6.85         --
                                                                      --------   --------- -------- -------- --------   --------
     Total dividends and distributions                                    0.03       1.92     3.57     3.70     7.68       0.79
Net asset value, end of period                                        $  19.74   $  18.44  $ 25.57  $ 27.53  $ 28.89    $ 34.22
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              7.20%    (21.43%)   6.35%    8.18%    7.62%     23.78%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in millions)                            $    415   $    406  $   625  $   787  $   923    $   955

RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                         0.69%      0.69%    0.68%    0.03%    0.03%      0.03%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                0.91%      0.93%    0.83%    2.25%    2.85%      2.97%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits        0.85%      0.87%    0.80%    0.58%    0.59%      0.59%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
       earnings credits                                                   0.75%      0.75%    0.71%    1.70%    2.29%       2.41%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      0%         8%      43%     146%     148%        73%
----------------------------------------------------------------------------------------------------------------------------------

 *   Commencement of Operations.
 #   Short periods have been annualized.
**   The Fund changed its fiscal year end from October 31 to December 31.
(1) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.

JPMORGAN SELECT LARGE CAP EQUITY FUND(1)

                                                                      11/01/01          YEAR ENDED OCTOBER 31,        01/01/97*
                                                                      THROUGH    -----------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                    12/31/01**       2001     2000     1999     1998   10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  22.92   $  36.41  $ 39.31  $ 37.52  $ 46.58    $ 37.22
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                0.02       0.11     0.05     0.52     0.56       0.59
     Net gains or losses in securities (both realized
       and unrealized)                                                    1.82      (9.36)    2.31     6.56     5.27       9.36
                                                                      --------   --------  -------  -------  -------    -------
     Total from investment operations                                     1.84      (9.25)    2.36     7.08     5.83       9.95
   Distributions to shareholders from:
     Dividends from net investment income                                 0.01       0.13     0.03     0.52     0.56       0.59
     Distributions from capital gains                                       --       4.11     5.23     4.77    14.33         --
                                                                      --------   --------  -------  -------  -------    -------
     Total dividends and distributions                                    0.01       4.24     5.26     5.29    14.89       0.59
Net asset value, end of period                                        $  24.75   $  22.92  $ 36.41  $ 39.31  $ 37.52    $ 46.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              8.05%    (27.25%)   6.13%   20.36%   16.58%     26.89%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in millions)                            $    232   $    212  $   251  $   222  $   177    $   186

RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                         0.75%      0.75%    0.76%    0.05%    0.03%      0.03%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                0.45%      0.42%    0.12%    1.36%    1.46%      1.66%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits        0.88%      0.88%    0.85%    0.65%    0.65%      0.58%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
       earnings credits                                                   0.32%      0.29%    0.03%    0.76%    0.86%      1.11%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      0%        52%      57%     106%      56%        54%
----------------------------------------------------------------------------------------------------------------------------------

 *   Commencement of Operations.
 #   Short periods have been annualized.
**   The Fund changed its fiscal year end from October 31 to December 31.
(1) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.

JPMORGAN SELECT LARGE CAP GROWTH FUND(1)

                                                                      11/01/01          YEAR ENDED OCTOBER 31,        01/01/97*
                                                                      THROUGH    -----------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                    12/31/01**       2001     2000     1999     1998   10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  16.32   $  42.93  $ 47.54  $ 37.36  $ 32.30    $ 26.01
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                0.02       0.04     0.04     0.30     0.34       0.28
     Net gains or losses in securities (both realized and
       unrealized)                                                        1.07     (11.41)   (0.07)   13.66     8.23       6.29
                                                                      --------   --------- -------- -------- --------   --------
     Total from investment operations                                     1.09     (11.37)   (0.03)   13.96     8.57       6.57
   Distributions to shareholders from:
     Dividends from net investment income                                 0.02       0.04     0.03     0.30     0.34       0.28
     Distributions from capital gains                                       --      15.20     4.55     3.48     3.17         --
                                                                      --------   --------- -------- -------- --------   --------
     Total dividends and distributions                                    0.02      15.24     4.58     3.78     3.51       0.28
Net asset value, end of period                                        $  17.39   $  16.32  $ 42.93  $ 47.54  $ 37.36    $ 32.30
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              6.70%    (33.30%)  (0.91%)  39.78%   29.12%     25.32%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in millions)                            $    433   $    423  $   839  $   901  $   654    $   548

RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                         0.55%      0.49%    0.47%    0.03%    0.02%      0.02%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                0.56%      0.21%    0.08%    0.69%    0.98%      1.12%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits        0.85%      0.85%    0.80%    0.59%    0.60%      0.60%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
       earnings credits                                                   0.26%     (0.15%)  (0.25%)   0.13%    0.40%      0.54%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      3%        84%      74%      26%      22%        36%
----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations.
#    Short periods have been annualized.
**   The Fund changed its fiscal year end from October 31 to December 31.
(1) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.

JPMORGAN SELECT SMALL CAP EQUITY FUND

                                                                      11/01/01          YEAR ENDED OCTOBER 31,        01/01/97*
                                                                      THROUGH    -----------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                    12/31/01**       2001     2000     1999     1998   10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  36.65   $  51.12  $ 47.66  $ 52.73  $ 60.54    $ 51.87
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                0.01       0.10     0.08     0.64     0.74       0.57
     Net gains or losses in securities (both realized and
       unrealized)                                                        3.81      (7.61)   12.44    (2.50)   (5.72)      8.62
                                                                      --------   --------- -------- -------- --------   ---------
     Total from investment operations                                     3.82      (7.51)   12.52    (1.86)   (4.98)      9.19
   Distributions to shareholders from:
     Dividends from net investment income                                 0.01       0.14     0.08     0.64     0.75       0.52
     Distributions from capital gains                                       --       6.82     8.98     2.57     2.08         --
                                                                      --------   --------- -------- -------- --------   ---------
     Total dividends and distributions                                    0.01       6.96     9.06     3.21     2.83       0.52
Net asset value, end of period                                        $  40.46   $  36.65  $ 51.12  $ 47.66  $ 52.73    $ 60.54
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             10.42%    (15.47%)  30.16%   (4.20%)  (8.53%)    17.80%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $    317   $    299  $   380  $   339  $   418    $   488

RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                         0.40%      0.34%    0.50%    0.04%    0.02%      0.02%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                0.09%      0.28%    0.19%    1.16%    1.28%      1.26%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits        1.12%      1.13%    1.07%    0.86%    0.85%      0.85%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
       earnings credits                                                  (0.63%)    (0.51%)  (0.38%)   0.34%    0.45%      0.43%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      7%        50%      76%      55%       6%         8%
----------------------------------------------------------------------------------------------------------------------------------

 *   Commencement of Operations.
 #   Short periods have been annualized.
**   The Fund changed its fiscal year end from October 31 to December 31.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND
DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

         THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

YOU CAN GET A FREE COPY OF THESE DOCUMENTS AND OTHER INFORMATION, OR ASK US ANY QUESTIONS, BY CALLING US AT 1-800-622-4273 OR WRITING TO:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-7843

            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                      PR-SEL-502

PROSPECTUS MAY 1, 2002

JPMORGAN U.S. EQUITY FUNDS

SELECT SHARES

SELECT MID CAP EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Select Mid Cap Equity Fund                               1
The Fund's Management and Administration                 7
How Your Account Works                                   8
   Buying Fund Shares                                    8
   Selling Fund Shares                                   9
   Exchanging Fund Shares                                9
   Other Information Concerning the Fund                10
   Distributions and Taxes                              10
   Risk and Reward Elements                             12
Financial Highlights                                    15
How To Reach Us                                 Back cover

JPMORGAN SELECT MID CAP EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 12-13.

THE FUND'S OBJECTIVE
The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the Fund's adviser, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Fund may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity investments may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in mid-sized companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The value of the Fund's convertible securities tends to fall when interest rates rise. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Russell Midcap(R) Index, S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P MidCap 400 Index, but in the future, the Fund intends to compare its performance to the Russell Midcap(R) Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992         9.33%
1993        21.77%
1994        -1.89%
1995        24.68%
1996         7.41%
1997        15.01%
1998        16.23%
1999        25.06%
2000        14.74%
2001        -3.96%

-------------------------------------------------
BEST QUARTER                               22.51%
-------------------------------------------------
                               4th quarter, 1998
-------------------------------------------------
WORST QUARTER                             -19.48%
-------------------------------------------------
                               3rd quarter, 1998

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*

                                            PAST 1 YR.  PAST 5 YRS.   PAST 10 YRS.
----------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES     -3.96       12.99          12.40
----------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                              -4.15       10.26            N/A(1)
----------------------------------------------------------------------------------
SELECT CLASS - RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES         -2.36       10.19            N/A(1)
----------------------------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)        -5.62       11.40          13.58
----------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)        -0.62       16.11          15.01
----------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)             -4.90       11.28          12.43
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                         0.65
DISTRIBUTION (RULE 12b-1) FEES          NONE
SHAREHOLDER SERVICE FEES                0.25
OTHER EXPENSES(1)                       0.25
--------------------------------------------
TOTAL OPERATING EXPENSES(2)             1.15
--------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE FISCAL YEAR ENDED 10/31/01, AFTER WHICH THE FUND CHANGED ITS FISCAL YEAR END TO 12/31.
(2) JPMORGAN CHASE BANK HAS AGREED TO VOLUNTARILY REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE FUND'S SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT CAN BE CHANGED OR TERMINATED AT ANY TIME AT THE OPTION OF JPMORGAN CHASE BANK.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund's Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- the Fund's operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                   1 YR.    3 YRS.   5 YRS.   10 YRS.
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       117      365      633      1,398
--------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION
The Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMFAM (USA) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid a management fee (net of waivers) of 0.39% of average daily net assets.

THE PORTFOLIO MANAGERS
The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of the adviser, and Christopher Mark Vyvyan Jones, Managing Director of the adviser. Mr. Simon has worked as a portfolio manager with various affiliates of JPMFAM(USA) since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM(USA) since 1982. Mr. Jones is head of the adviser's small company investment team.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm you want to buy shares of the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 worth of Select Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm you want to sell shares of the Fund. They will send all the necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                   POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
--------------------------------- ------------------------------------- ------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys              - The Fund can take advantage of      - The Fund segregates liquid assets to offset
  securities before issue or        attractive transaction                leverage risks
  for delayed delivery, it          opportunities
  could be exposed to leverage
  risk if it does not
  segregate liquid assets

SHORT-TERM TRADING
- Increased trading could         - The Fund could realize gains in a   - The Fund generally avoids short-term
  raise the Fund's brokerage        short period of time                  trading, except to take advantage of
  and related costs               - The Fund could protect against        attractive or unexpected opportunities or
- Increased short-term capital      losses if a stock is overvalued       to meet demands generated by shareholder
  gains distributions could         and its value later falls             activity
  raise shareholders' income
  tax liability


DERIVATIVES
- Derivatives such as futures,    - Hedges that correlate well with     - The Fund uses derivatives for hedging and
  options, swaps, and forward       underlying positions can reduce       for risk management (i.e., to establish or
  foreign currency contracts(1)     or eliminate losses at low cost       adjust exposure to particular securities,
  that are used for hedging       - The Fund could make money and         markets or currencies); risk management may
  the portfolio or specific         protect against losses if             include management of the Fund's exposure
  securities may not fully          management's analysis proves          relative to its benchmark. The Fund may
  offset the underlying             correct                               also use derivatives to increase its gain
  positions and this could        - Derivatives that involve leverage   - The Fund only establishes hedges that it
  result in losses to the Fund      could generate substantial gains      expects will be highly correlated with
  that would not have               at low cost                           underlying positions
  otherwise occurred                                                    - While the Fund may use derivatives that
- Derivatives used for risk                                               incidentally involve leverage, it does not
  management or to increase                                               use them for the specific purpose of
  the Fund's gain may not have                                            leveraging its portfolio
  the intended effects and may
  result in losses or missed
  opportunities
- The counterparty to a
  derivatives contract could
  default
- Derivatives that involve
  leverage could magnify
  losses
- Certain types of derivatives
  involve costs to the Fund
  which can reduce returns
- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by the Fund,
  accelerate recognition of
  income to the Fund, affect
  the holding period of the
  Fund's assets, and defer
  recognition of certain of
  the Fund's losses

POTENTIAL RISKS                            POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
------------------------------------------ ----------------------------------- ---------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security,         - The Fund may enhance income         - The adviser maintains a list of approved borrowers
  there is a risk that the loaned           through the investment of the      - The Fund receives collateral equal to at least
  securities may not be returned if         collateral received from the         100% of the current value of the securities
  the borrower or the lending agent         borrower                             loaned plus accrued interest
  defaults                                                                     - The lending agents indemnify the Fund against
- The collateral will be subject to                                              borrower default
  the risks of the securities in which                                         - The adviser's collateral investment guidelines
  it is invested                                                                 limit the quality and duration of collateral
                                                                                 investment to minimize losses
                                                                               - Upon recall, the borrower must return the
                                                                                 securities loaned within the normal settlement
                                                                                 period

MARKET CONDITIONS
- The Fund's share price and              - Stocks have generally              - Under normal circumstances, the Fund plans to
  performance will fluctuate in             outperformed more stable             remain fully invested in accordance with its
  response to stock and/or bond market      investments (such as bonds and       policies. Equity investments may include common
  movements                                 cash equivalents) over the long      stocks, convertible securities, preferred stocks,
- Adverse market conditions may from        term                                 depositary receipts (such as ADRs and EDRs)
  time to time cause the Fund to take                                            trust or partnership interests, warrants, rights
  temporary defensive positions that                                             and investment company securities
  are inconsistent with its principal                                          - The Fund seeks to limit risk and enhance
  investment strategies and may hinder                                           performance through active management and
  the Fund from achieving its                                                    diversification
  investment objective                                                         - During severe market downturns, the Fund has the
                                                                                 option of investing up to 100% of assets in high
                                                                                 quality short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its         - The Fund could outperform its      - The adviser focuses its active management on
  benchmark due to its securities and       benchmark due to these same          securities selection, the area where it believes
  asset allocation choices.                 choices                              its commitment to research can most enhance
                                                                                 returns

FOREIGN INVESTMENTS
- Currency exchange rate movements        - Favorable exchange rate            - The Fund anticipates that total foreign
  could reduce gains or create losses       movements could generate gains       investments will not exceed 20% of total assets
- The Fund could lose money because of      or reduce losses                   - The Fund actively manages the currency exposure
  foreign government actions,             - Foreign investments, which           of its foreign investments relative to its
  political instability, or lack of         represent a major portion of         benchmark, and may hedge back into the U.S.
  adequate and accurate information         the world's securities, offer        dollar from time to time (see also
- Currency and investment risks tend        attractive potential                 "Derivatives"); these currency management
  to be higher in emerging markets;         performance and opportunities        techniques may not be available for certain
  these markets also present higher         for diversification                  emerging markets investments
  liquidity and valuation risks           - Emerging markets can offer
                                            higher returns

ILLIQUID HOLDINGS
- The fund could have difficulty valuing  - These holdings may offer more      - The Fund may not invest more than 15% of net
  these holdings precisely                  attractive yields or potential       assets in illiquid holdings
- The Fund could be unable to sell these    growth than comparable widely      - To maintain adequate liquidity to meet
  holdings at the time or price it          traded securities                    redemptions, the Fund may hold high quality
  desires                                                                        short-term securities (including repurchase
                                                                                 agreements) and, for temporary or extraordinary
                                                                                 purposes, may borrow from banks up to 33 1/3%
                                                                                 of the value of its total assets or draw on a
                                                                                 line of credit

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN SELECT MID CAP EQUITY FUND(1)

                                                    11/01/01                                                          01/01/97*
PER SHARE OPERATING PERFORMANCE:                     THROUGH                     YEAR ENDED OCTOBER 31,                 THROUGH
                                                                -------------------------------------------------
                                                  12/31/01**         2001         2000          1999         1998      10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   26.17     $   37.85     $  37.55     $   29.63     $  32.39     $   28.58
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income                             0.02          0.12         0.17          0.15         0.14          0.15
     Net gains or losses in securities
      (both realized and unrealized)                   3.43         (5.30)        9.34          8.52        (0.42)         3.80
                                                  ---------     ---------     --------     ---------     --------     ---------
     Total from investment operations                  3.45         (5.18)        9.51          8.67        (0.28)         3.95
  Distributions to shareholders from:
     Dividends from net investment income              0.02          0.12         0.20          0.14         0.13          0.14
     Distributions from capital gains                  0.09          6.38         9.01          0.61         2.35             -
                                                  ---------     ---------     --------     ---------     --------     ---------
     Total dividends and distributions                 0.11          6.50         9.21          0.75         2.48          0.14
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   29.51     $   26.17     $  37.85     $   37.55     $  29.63     $   32.39
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                          13.20%       (15.27%)      30.94%        29.65%       (0.70%)       13.90%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $     155     $     133     $    164     $     129     $    112     $     116
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
  Net expenses                                         0.60%         0.55%        0.41%         0.07%        0.08%         0.08%
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                0.38%         0.38%        0.52%         0.44%        0.43%         0.57%
-------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements
   and earnings credits                                1.15%         1.15%        1.14%         0.93%        0.94%         0.92%
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
   reimbursements and earnings credits                (0.17%)       (0.22%)      (0.21%)       (0.42%)      (0.43%)       (0.27%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   2%           55%          84%          101%          67%           50%
-------------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations.
  # Short periods have been annualized.
 ** The Fund changed its fiscal year end from October 31 to December 31.
(1) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND
DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

                    THIS PAGE IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

          The Investment Company Act File No. for the Fund is 811-7843.
            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                 PR-SMCESS-502

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                     MAY 1, 2002

                            MUTUAL FUND SELECT GROUP
                         JPMORGAN SELECT BALANCED FUND
                       JPMORGAN SELECT EQUITY INCOME FUND
                     JPMORGAN SELECT LARGE CAP EQUITY FUND
                     JPMORGAN SELECT LARGE CAP GROWTH FUND
                      JPMORGAN SELECT MID CAP EQUITY FUND
                     JPMORGAN SELECT SMALL CAP EQUITY FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus dated May 1, 2002, as amended, offering shares of the Funds listed above. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of JPMorgan Select Balanced Fund, JPMorgan Select Equity Income Fund, JPMorgan Select Large Cap Growth Fund, JPMorgan Select Large Cap Equity Fund, JPMorgan Select Mid Cap Equity Fund and JPMorgan Select Small Cap Equity Fund. Additionally, this Statement of Additional Information incorporates by reference the financial highlights, financial statements and the report of independent accountants included in the Annual Report to Shareholders dated December 31, 2001. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus, as the context requires. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds and financial statements, simply call or write the JPMorgan Funds Service Center at:

    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121

    1-800-348-4782

                                                                  SAI-EQMFSG-402

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   22
Net Asset Value...................................   24
Purchases and Redemptions.........................   25
Distributions and Tax Matters.....................   25
Management of the Trust and the Funds.............   30
Codes of Ethics...................................   36
Adviser...........................................   36
Administrator.....................................   38
Distributor.......................................   39
Shareholder Servicing Agents......................   40
Transfer Agent....................................   41
Custodian.........................................   41
Independent Accountants...........................   41
General Information...............................   41
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The JPMorgan Select Balanced Fund, Select Equity Income Fund, Select Large Cap Equity Fund, Select Large Cap Growth Fund, Select Mid Cap Equity Fund and Select Small Cap Equity Fund (each a "Fund" and together the "Funds") are series of the Trust. The Funds are diversified, except for the JPMorgan Select Mid Cap and the JPMorgan Select Small Cap Equity Funds which are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares." All Funds offer select shares.

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                    FORMER NAME
--------                                    -----------
JPMorgan Select Balanced Fund               Chase Vista Select Balanced Fund
  (Select Balanced Fund)
JPMorgan Select Equity Income Fund (Select  Chase Vista Select Equity Income Fund
  Equity Income Fund)
JPMorgan Select Large Cap Growth Fund       Chase Vista Select Large Cap Growth Fund
  (Select Large Cap Growth Fund)
JPMorgan Select Large Cap Equity Fund       Chase Vista Large Cap Equity Fund
  (Select Large Cap Equity Fund)
JPMorgan Select Mid Cap Equity Fund         Chase Vista Select New Growth Opportunities Fund
  (Select Mid Cap Equity Fund)
JPMorgan Select Small Cap Equity Fund       Chase Vista Select Small Cap Value Fund
  (Select Small Cap Equity Fund)

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust, including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM (USA)" or "Adviser") is the investment adviser for the Funds. JPMorgan Chase Bank serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser.

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectus sets forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general

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economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

    DEPOSITARY RECEIPTS. The Funds may invest their assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.

    SUPRANATIONAL OBLIGATIONS. The Select Balanced Fund and the Select Equity Income Fund may invest in debt securities issued by supranational organizations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT GRADE DEBT SECURITIES. The Select Balanced Fund and the Select Equity Income Fund may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB- or higher by S&P, or Baa(3) or higher by Moody's or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian will have possession of the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian, a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Select Balanced Fund may invest in floating rate securities whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase more, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

    The securities in which the Select Balanced Fund may be invested include Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by a Fund, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which a Fund may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

    INVERSE FLOATERS AND INTEREST RATE CAPS. The Select Balanced Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds will borrow money to buy additional securities, which is known as "leveraging".

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar roll and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940 (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

    The Select Balanced Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When zero coupon securities are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon securities is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities.

As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income. Because no cash is received at the time of accrual, such a Fund may need to liquidate other portfolio securities to satisfy its distribution obligations.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    The Select Balanced Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund, may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

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    SECURITIES LOANS.  To the extent specified in the Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not

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employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current Prospectus as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

    The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed

Income Funds may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    The Federal income tax treatment with respect to these types of interest rate and currency transactions may impose limitations on the extent to which a Fund may engage in such transactions.

    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    The adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience

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delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's Custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Funds are not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. However, in the event of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
    (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940

    Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) Each Fund other than the Select Mid Cap Equity Fund and Select Small Cap Equity Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities); Each of the Select Mid-Cap Equity Fund and Select Small Cap Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, except for the Select Small Cap Equity Fund which may invest up to 15% of its assets in such companies; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company,
    (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' portfolio turnover rates for the fiscal periods indicated were as follows:

                                                                           FOR THE FISCAL PERIOD
                                                                             NOVEMBER 1, 2001
                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED         THROUGH
                                     OCTOBER 31, 2000   OCTOBER 31, 2001     DECEMBER 31, 2001
                                     -----------------  -----------------  ---------------------
Select Balanced Fund                           122%               141%                  32%
Select Equity Income Fund                       43%                 8%                   0%
Select Large Cap Equity Fund                    57%                52%                   0%
Select Large Cap Growth Fund                    74%                84%                   3%
Select Mid Cap Equity Fund                      84%                55%                   2%
Select Small Cap Equity Fund                    76%                50%                   7%

    Under the Advisory Agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to any Fund relative to other accounts it manages or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the Adviser. At present, no other recapture arrangements are in effect.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the JPMFAM (USA) may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services": (i) includes advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser's may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase & Co. act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the distributor or any of its affiliates.

    The Funds paid brokerage commissions for the fiscal periods indicated as follows:

                                                                                      FOR THE FISCAL PERIOD
                                     FISCAL            FISCAL            FISCAL         NOVEMBER 1, 2001
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED            THROUGH
                                OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001    DECEMBER 31, 2001
                                ----------------  ----------------  ----------------  ---------------------
Select Balanced Fund               $   34,530         $175,090          $ 75,419             $ 2,893
Select Equity Income Fund           3,062,329          874,352           162,179               5,160
Select Large Cap Equity Fund          472,107          246,865           274,072               1,303
Select Large Cap Growth Fund          506,955          954,134           938,245              53,260
Select Mid Cap Equity Fund            282,087          229,395           182,157               4,521
Select Small Cap Equity Fund          691,785          535,653           351,072              40,834

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    In connection with the conversion of various common trust funds maintained by a predecessor to JPMorgan Chase Bank into the J.P. Morgan Select Funds (formerly the Chase Vista Select Funds), (the "CTF Conversion"), the Select Balanced Fund was established to receive the assets of The Balanced Fund of Chemical Bank, the Select Mid Cap Equity Fund (formerly Select New Growth Opportunities Fund) was established to receive the assets of the Emerging Growth Fund of The Chase Manhattan Bank, the Select Equity Income Fund was established to receive the assets of The Equity Income Fund of Chemical Bank and the Equity Income Fund of The Chase Manhattan Bank, the Select Large Cap Equity Fund was established to receive the assets of the Trinity Equity Fund and Intrinsic Value Equity Fund of The Chase Manhattan Bank, the Select Large Cap Growth Fund was established to receive the assets of The Core Equity Fund of Chemical Bank and the Select Small Cap Equity Fund (formerly Select Small Cap Value Fund) was established to receive the assets of The Smaller Companies Equities Fund of Chemical Bank.

    Performance results presented for the Select Balanced Fund, Select Mid Cap Equity Fund, Select Equity Income Fund, Select Large Cap Equity Fund, Select Large Cap Growth Fund and Select Small

Cap Equity Fund will be based upon the performance of The Balanced Fund of Chemical Bank, the Emerging Growth Fund of The Chase Manhattan Bank, the Equity Income Fund of The Chase Manhattan Bank, the Trinity Equity Trust of The Chase Manhattan Bank, The Core Equity Fund of Chemical Bank and The Smaller Companies Equities Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.

    Advertising or communications to shareholders may contain the views of the Adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the J.P. Morgan Select Funds may include references to the asset size of other financial products made available by JPMorgan Chase Bank, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending December 31, 2001, were as follows:

                                           ONE         FIVE    TEN
FUND                                      YEAR        YEARS   YEARS
----                                 ---------------  ------  ------
Select Balanced Fund
  before taxes                                -5.21%   7.32%   8.28%
  after taxes on distributions                -6.41%   3.19%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -2.73%   4.83%  N/A(1)
Select Equity Income Fund
  before taxes                               -12.29%   5.24%  10.08%
  after taxes on distributions               -12.60%   2.00%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -7.48%   3.59%  N/A(1)
Select Large Cap Equity Fund
  before taxes                               -12.98%   8.24%   9.84%
  after taxes on distributions               -13.12%   4.73%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -7.90%   6.46%  N/A(1)
Select Large Cap Growth Fund
  before taxes                               -17.55%   9.79%  11.16%
  after taxes on distributions               -17.64%   6.41%  N/A(1)
  after taxes on distributions and
    sale of fund shares                      -10.69%   8.32%  N/A(1)
Select Mid Cap Equity Fund
  before taxes                                -3.96%  12.99%  12.40%
  after taxes on distributions                -4.15%  10.26%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -2.36%  10.19   N/A(1)
Select Small Cap Equity Fund
  before taxes                                -4.36%   4.63%  10.88%
  after taxes on distributions                -4.45%   2.59%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -2.66%   3.47   N/A(1)

  1 After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor funds for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for that Fund at the time of the CTF Reorganization.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time stated in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                           PURCHASES AND REDEMPTIONS

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent, DST Systems, Inc., may defer acting on a financial institution's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies), of any one issuer or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

    At December 31, 2001, the Funds had capital loss carryovers which will be available to offset future capital gains. The amount of the carryovers and the expiration dates are as follows:

                                          CAPITAL LOSS   EXPIRATION
                                          CARRYFORWARDS     DATE
                                          -------------  ----------
Select Equity Income Fund                  $   461,042    12/31/08
                                               322,538    12/31/09
                                           -----------
                                               783,580
Select Large Cap Equity Fund                17,229,334    12/31/08
                                             1,087,454    12/31/09
                                           -----------
                                            18,316,788
Select Large Cap Growth Fund                50,265,633    12/31/08
                                             3,300,904    12/31/09
                                           -----------
                                            53,566,537

    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.

    For purposes of the corporate alternative minimum tax ("AMT") the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                             FUND
NAME (AGE);                                                               COMPLEX(1)
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                         DURING PAST 5 YEARS              TRUSTEE            OUTSIDE FUND COMPLEX(1)
-----------------                    ------------------------------  --------------------  ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60); Trustee   Retired; Vice-President &                77           None
  (1996)                             Treasurer of Ingersoll-Rand
                                     Company

Roland E. Eppley, Jr. (69); Trustee  Retired                                  77           Trustee of Janel
  (1996)                                                                                   Hydraulics, Inc.
                                                                                           (1993-Present)

Ann Maynard Gray (56); Trustee       Retired; Vice-President of               77           Director of Duke Energy
  (2001)                             Capital Cities/ABC, Inc.                              Corporation (1997-Present);
                                     (1986-1998); President of                             Director of Elan Corporation,
                                     Diversified Publishing Group                          plc (2001-Present); Director
                                     (1991-1997)                                           of The Phoenix Companies
                                                                                           (2002)

Matthew Healey (63); Trustee and     Retired; Chief Executive                 77           None
  President of the Board of          Officer of certain trust in
  Trustees (2001)                    J.P. Morgan funds (1982-2001)

Fergus Reid, III (69); Chairman of   Chairman & Chief Executive               77           Trustee of Morgan Stanley
  the Board (1996)                   Officer of Lumelite                                   Funds (1995-Present)
                                     Corporation

James J. Schonbachler (59); Trustee  Retired; Managing Director of            77           Director of Jonathans Landing
  (2001)                             Bankers Trust Company                                 Golf Club, Inc. (2001-Present)
                                     (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                             FUND
NAME (AGE);                                                               COMPLEX(1)
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                         DURING PAST 5 YEARS              TRUSTEE            OUTSIDE FUND COMPLEX(1)
-----------------                    ------------------------------  --------------------  ------------------------------
INTERESTED TRUSTEES

Leonard M. Spalding (66); Trustee    Retired; Chief Executive                 77           Director of Greenview Trust
  (1998)*                            Officer of Chase Mutual Funds                         Co.
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management); Chief Investment
                                     Executive of Chase Manhattan
                                     Private Bank (investment
                                     management)

H. Richard Vartabedian (66);         Chairman of HSBC Asset                   77           None
  Trustee (1996)                     Management Americas Inc. and
                                     Executive Vice President of
                                     HSBC Bank USA (financial
                                     services); Investment
                                     Management Consultant,
                                     Republic National Bank
                                     (1994-1999)

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees will serve includes 10 investment companies.
  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.
 ** Mr. Vartabedian is deemed to be an interested person due to his affiliation with HSBC Asset Management Americas Inc., affiliates of which engage in portfolio and principal transactions with various JPMorgan Funds and certain other accounts managed by the adviser and its affiliates.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The Valuation Committee did not meet during the year ended December 31, 2001. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended December 31, 2001. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler and Eppley. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures currently in place for doing such. The Governance Committee met once during the year ended December 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership of equity securities as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                                                                                   OWNERSHIP OF SELECT
                                          OWNERSHIP OF SELECT           OWNERSHIP OF SELECT         LARGE CAP EQUITY
NAME OF TRUSTEE                              BALANCED FUND              EQUITY INCOME FUND                FUND
---------------                      ------------------------------  -------------------------  -------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                              None                         None                       None
Roland E. Eppley, Jr.                             None                         None                       None
Ann Maynard Gray                                  None                         None                       None
Matt Healey                                       None                         None                       None
Fergus Reid, III                                  None                         None                       None
James J. Schonbachler                             None                         None                       None
INTERESTED TRUSTEE
Leonard M. Spalding                               None                         None                       None
H. Richard Vartabedian                            None                         None                       None

                                                                        OWNERSHIP OF SELECT
                                          OWNERSHIP OF SELECT             MID CAP EQUITY           OWNERSHIP OF SELECT
NAME OF TRUSTEE                          LARGE CAP GROWTH FUND                 FUND               SMALL CAP EQUITY FUND
---------------                      ------------------------------  -------------------------  -------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                              None                         None                       None
Roland E. Eppley, Jr.                             None                         None                       None
Ann Maynard Gray                                  None                         None                       None
Matt Healey                                       None                         None                       None
Fergus Reid, III                                  None                         None                       None
James J. Schonbachler                             None                         None                       None
INTERESTED TRUSTEE
Leonard M. Spalding                               None                         None                       None
H. Richard Vartabedian                            None                         None                       None

                                         AGGREGATE OWNERSHIP OF
                                             ALL REGISTERED
                                          INVESTMENT COMPANIES
                                         OVERSEEN BY TRUSTEE IN
                                          FAMILY OF INVESTMENT
NAME OF TRUSTEE                               COMPANIES(1)
---------------                      ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                         Over $100,000
Roland E. Eppley, Jr.                        Over $100,000
Ann Maynard Gray                            $10,000--$50,000
Matt Healey                                  Over $100,000
Fergus Reid, III                             Over $100,000
James J. Schonbachler                      $50,000--$100,000
INTERESTED TRUSTEE
Leonard M. Spalding                          Over $100,000
H. Richard Vartabedian                       Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and that hold themselves out to investors as related companies for the purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 10 investment companies.

    As of March 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the

Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation paid by the Funds and JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below.

                                   AGGREGATE       AGGREGATE       AGGREGATE         AGGREGATE
                                    TRUSTEE         TRUSTEE         TRUSTEE           TRUSTEE
                                     COMP.           COMP.           COMP.             COMP.
                                  PAID BY THE     PAID BY THE     PAID BY THE       PAID BY THE
                                SELECT BALANCED  SELECT EQUITY  SELECT LARGE CAP  SELECT LARGE CAP
                                     FUND         INCOME FUND     EQUITY FUND       GROWTH FUND
                                ---------------  -------------  ----------------  ----------------
William J. Armstrong, Trustee        $112           $  667            $294             $  766
Roland R. Eppley, Jr., Trustee        113              676             298                777
Ann Maynard Gray, Trustee              28              185              95                193
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                         37              247             126                258
Fergus Reid, III, Trustee and
  Chairman of the Board of
  Trustees                            262            1,554             680              1,793
James J. Schonbachler, Trustee         28              185              95                193
Leonard M. Spalding, Jr.,
  Trustee*                              5               34              18                 35
H. Richard Vartabedian,
  Trustee                             167              992             435              1,145

                                                                  PENSION OR
                                  AGGREGATE        AGGREGATE      RETIREMENT
                                   TRUSTEE          TRUSTEE        BENEFITS      TOTAL
                                    COMP.            COMP.         ACCRUED    COMPENSATION
                                 PAID BY THE      PAID BY THE       BY THE     PAID FROM
                                SELECT MID CAP  SELECT SMALL CAP     FUND         FUND
                                 EQUITY FUND      EQUITY FUND      COMPLEX*     COMPLEX
                                --------------  ----------------  ----------  ------------
William J. Armstrong, Trustee        $202            $  444        $30,616      $106,500
Roland R. Eppley, Jr., Trustee        205               450         44,137       107,500
Ann Maynard Gray, Trustee              60               138            N/A       100,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees (1)                         80               183            N/A       116,665
Fergus Reid, III, Trustee and
  Chairman of the Board of
  Trustees                            469             1,029         85,527       240,415
James J. Schonbachler, Trustee         60               138            N/A       100,000
Leonard M. Spalding, Jr.,
  Trustee*                             11                24         27,891       102,000
H. Richard Vartabedian,
  Trustee                             300               657         66,879       153,865

  * On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan for Eligible Trustees.
(1) Pierpont Group, Inc., which provided services to the former J.P. Morgan Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,500, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date was the date on which the eligible Trustee attained age 65 and completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee was entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit would exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit was payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to

$10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by J.P. Morgan Chase & Co. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of JPMFAM (USA), or one of its affiliates are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

            NAME (AGE),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
George Gatch (39),                   Managing Director, J.P. Morgan
President (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; he
                                     has held numerous positions
                                     throughout the firm in
                                     business management, marketing
                                     and sales.

David Wezdenko (38),                 Managing Director, J.P. Morgan
Treasurer (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Operating Officer for J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, he has held numerous
                                     financial and operation
                                     related positions supporting
                                     the J.P. Morgan pooling funds
                                     business.

Sharon Weinberg (42),                Managing Director, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     Business and Product Strategy
                                     for J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, she has held numerous
                                     positions throughout the asset
                                     management business in mutual
                                     funds marketing, legal and
                                     product development.

Michael Moran (32),                  Vice President, J.P. Morgan
Vice President (2001)                Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Financial Officer of J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business

            NAME (AGE),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
Stephen Ungerman (48),               Vice President, J.P. Morgan
Vice President and Assistant         Investment Management Inc. and
Treasurer (2001)                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     the Fund Service Group within
                                     Fund Administration; prior to
                                     joining J.P. Morgan Chase in
                                     2000, he held a number of
                                     senior management positions in
                                     Prudential Insurance Co. of
                                     America's asset management
                                     business, including Assistant
                                     General counsel, Tax Director,
                                     and Co-head of Fund
                                     Administration Department;
                                     Mr. Ungerman was also the
                                     Assistant Treasurer of all
                                     mutual funds managed by
                                     Prudential.

Judy R. Bartlett (36),               Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2000; from August
                                     1998 through August 2000,
                                     Ms. Bartlett was an attorney
                                     at New York Life Insurance
                                     Company where she served as
                                     Assistant Secretary for the
                                     Mainstay Funds; from October
                                     1995 through July 1998,
                                     Ms. Bartlett was an associate
                                     at the law firm of Willkie
                                     Farr & Gallagher.

Joseph J. Bertini (36),              Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; prior
                                     to October of 1997, he was an
                                     attorney in the Mutual Fund
                                     Group at SunAmerica Asset
                                     Management Inc.

Paul M. DeRusso (47),                Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Manager
                                     of the Budgeting and Expense
                                     Group of Funds Administration
                                     Group.

Lai Ming Fung (27),                  Associate, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Budgeting Analyst for the
                                     Budgeting and Expense Group of
                                     Funds Administration Group.

Mary Squires (47),                   Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Ms. Squires has held numerous
                                     financial and operations
                                     positions supporting the J.P.
                                     Morgan Chase organization
                                     complex.

Nimish S. Bhatt (38),                Senior Vice President of the
Assistant Treasurer (2001)*          Fund Administration and
                                     Financial Services of BISYS
                                     Investment Services, Inc.,
                                     since November 2000; various
                                     positions held within BISYS
                                     prior to 1996, including Vice
                                     President and Director of
                                     International Operation, Vice
                                     President of Financial
                                     Administration and Vice
                                     President of Tax.

Arthur A. Jensen (35),               Vice President of Financial
Assistant Treasurer (2001) *         Services of BISYS Investment
                                     Services, Inc., since June
                                     2001; formerly
                                     Section Manager at Northern
                                     Trust Company and Accounting
                                     Supervisor at Allstate
                                     Insurance Company.

Martin R. Dean (38),                 Vice President of
Assistant Treasurer (1995)*          Administration Services of
                                     BISYS Investment Services,
                                     Inc.

Alaina Metz (34),                    Chief Administrative Officer
Assistant Secretary (1998)*          of BISYS Fund Services, Inc.;
                                     formerly, Supervisor of the
                                     Blue Sky Department of
                                     Alliance Capital Management
                                     L.P.

Lisa Hurley (46),                    Executive Vice President and
Assistant Secretary(1999)**          General Counsel of BISYS Fund
                                     Services, Inc.; formerly
                                     Counsel to Moore Capital
                                     Management and General Counsel
                                     to Global Asset Management and
                                     Northstar Investments
                                     Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of March 31, 2002, the officers and Trustees as a group owned less than 1% of each class of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank. The day to day management of the Funds was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc. Effective February 28, 2001, JPMFAM
(USA), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM
(USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. JPMFAM (USA) will furnish the Funds, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    JPMFAM (USA) is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, NY 10036.

    Pursuant to the terms of the Advisory Agreement with JPMFAM (USA), JPMFAM
(USA) is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by JPMFAM (USA) on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that JPMFAM (USA) under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    The equity research team of JPMFAM (USA) looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify stocks.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by the JPMFAM (USA) pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

    For the fiscal periods indicated, JPMFAM (USA) earned advisory fees and voluntarily waived the amounts in parentheses as follows (in thousands):

                                                                                      FOR THE FISCAL
                                                                                          PERIOD
                                                                                     NOVEMBER 1, 2001
                           FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED        THROUGH
                           OCTOBER 31, 1999   OCTOBER 31, 2000   OCTOBER 31, 2001    DECEMBER 31, 2001
                           -----------------  -----------------  -----------------  -------------------
Select Balanced Fund       $   813  $   (813) $   681  $    (24) $   425  $     --  $    51   $     --
Select Equity Income Fund    3,719    (3,719)   2,854      (695)   2,018      (603)     281        (84)
Select Large Cap Equity
  Fund                         787      (787)   1,001       (28)     888        --      152         --
Select Large Cap Growth
  Fund                       3,195    (3,195)   3,877    (1,143)   2,333      (352)     295         (7)
Select Mid Cap Equity
  Fund                         810      (810)     973      (692)     988      (478)     156        (62)
Select Small Cap Equity
  Fund                       2,678    (2,678)   2,391    (1,222)   2,812    (1,593)     338       (223)

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the continuation of the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees requests that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees and overall expense ratios (both pre- and post-expense reimbursement) and each Fund's expenses relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds, in light of the quality of the services rendered by the Adviser to the Funds, the fees borne by the Funds and the comparative fee information. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the Funds, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the Advisory Agreement, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the Advisory Agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement, terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither JPMorgan Chase Bank or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, JPMorgan Chase Bank shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by JPMorgan Chase Bank shall be deducted from the monthly administration fee otherwise payable to JPMorgan Chase Bank during such fiscal year, and if such amounts should exceed the monthly fee, JPMorgan Chase Bank shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    For the fiscal periods indicated, the Administrator earned administrator fees and voluntarily waived the amounts in parentheses as follows (in thousands):

                                                                      FOR THE
                                                                   FISCAL PERIOD
                                                                    NOVEMBER 1,
                           FISCAL YEAR  FISCAL YEAR  FISCAL YEAR        2001
                              ENDED        ENDED        ENDED         THROUGH
                           OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    DECEMBER 31,
                              1999         2000          2001           2001
                           -----------  -----------  ------------  --------------
Select Balanced Fund       $163  $(163) $136  $ (5)   $91    $(4)   $15     $(10)
Select Equity Income Fund  930   (930)  714    (24)   539    (27)   105     (28)
Select Large Cap Equity
  Fund                     197   (197)  250     (7)   240    (14)    57     (15)
Select Large Cap Growth
  Fund                     799   (799)  969    (28)   619    (29)   111     (30)
Select Mid Cap Equity
  Fund                     125   (125)  150    (23)   163     (9)    36     (10)
Select Small Cap Equity
  Fund                     412   (412)  368   (197)   362    (51)    78     (21)

                                  DISTRIBUTOR

    The Distributor holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 10, 2001, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Funds for a period of two years after execution and from year to year thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of each Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of each Fund's outstanding voting securities present at a meeting if the holders of more than 50% of each Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding voting securities, whichever is less.

    The table below sets forth for each Fund the sub-administration fees paid to the Distributor under a prior arrangement for the fiscal periods indicated (in thousands):

                                FISCAL             FISCAL             FISCAL
                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                           OCTOBER 31, 1999   OCTOBER 31, 2000   OCTOBER 31, 2001
                           -----------------  -----------------  -----------------
Select Balanced Fund         $81      $(73)     $68      $(26)     $37      $(30)
Select Equity Income Fund    465      (417)     357      (145)     218      (174)
Select Large Cap Equity
  Fund                        98       (89)     125       (55)      93       (75)
Select Large Cap Growth
  Fund                       399      (356)     485      (336)     256      (205)
Select Mid Cap Equity
  Fund                        62       (56)      75       (60)      65       (52)
Select Small Cap Equity
  Fund                       206      (187)     184      (128)     142      (113)

                          SHAREHOLDER SERVICING AGENTS

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived (in parentheses) for the fiscal periods indicated were as follows (in thousands):

                                                                       FOR THE
                                                                    FISCAL PERIOD
                                                                  NOVEMBER 1, 2001
                           FISCAL YEAR ENDED  FISCAL YEAR ENDED        THROUGH
                           OCTOBER 31, 2000   OCTOBER 31, 2001    DECEMBER 31, 2001
                           -----------------  -----------------  -------------------
Select Balanced Fund        $ 273    $  (21)   $ 213    $  (76)    $25       $(16)
Select Equity Income Fund   1,452        --    1,261        --     176         --
Select Large Cap Equity
  Fund                        529      (129)     555      (174)     95        (35)
Select Large Cap Growth
  Fund                      2,023    (1,722)   1,458    (1,453)    185       (185)
Select Mid Cap Equity
  Fund                        318      (318)     380      (380)     60        (60)
Select Small Cap Equity
  Fund                        773      (553)     839      (839)    130       (130)

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the J.P. Morgan Select Funds with balances held in JPMorgan Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Select Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

                                 TRANSFER AGENT

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                                   CUSTODIAN

    Pursuant to a Custodian Agreement, JPMorgan Chase Bank acts as the custodian of the assets of each Fund for which JPMorgan Chase Bank receives such compensation as is from time to time agreed upon by the Trust and JPMorgan Chase Bank. As custodian, JPMorgan Chase Bank provides oversight and record keeping for the assets held in the portfolios of each Fund. JPMorgan Chase Bank also provides fund accounting services for the income, expenses and shares outstanding for the Funds. JPMorgan Chase Bank is located at 3 Metrotech Center, Brooklyn, NY 11245.

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Annual Report to Shareholders for the fiscal year ended December 31, 2001, and the related financial highlights which appear in the Prospectus, have been incorporated herein and included in the Prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Select Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1996. The Trust currently consists of ten series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               PRINCIPAL HOLDERS

    As of March 31, 2002, the following owned of record, directly or indirectly 5% or more of the outstanding shares of the Funds.

FUND AND CLASS OF SHARES                 NAME AND ADDRESS OF SHAREHOLDER       PERCENTAGE HELD
------------------------             ----------------------------------------  ---------------

Select Equity Income Fund            BALSA & CO REBATE ACCOUNT                     54.31%
                                     MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

                                     PENLIN & CO                                   32.68%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                                     LIVA & COMPANY                                10.02%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

Select Mid Cap Equity                BALSA & CO REBATE ACCOUNT                     63.75%
                                     MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

                                     PENLIN & CO                                   18.07%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                                     PARK RANDOLPH & CO                             5.23%
                                     PO BOX 260
                                     CHAMPAIGN IL 61824-0260

Select Small Cap Equity              BALSA & CO REBATE ACCOUNT                     74.17%
                                     MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

                                     PENLIN & CO                                   10.95%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                                     LIVA & COMPANY                                 9.26%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

FUND AND CLASS OF SHARES                 NAME AND ADDRESS OF SHAREHOLDER       PERCENTAGE HELD
------------------------             ----------------------------------------  ---------------

Select Large Cap Equity              BALSA & CO REBATE ACCOUNT                     52.14%
                                     MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

                                     PENLIN & CO                                   22.93%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                                     LIVA & COMPANY                                22.09%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

Select Balanced Fund                 PENLIN & CO                                   61.13%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                                     BALSA & CO REBATE ACCOUNT                     31.44%
                                     MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

Select Large Cap Growth Fund         BALSA & CO REBATE ACCOUNT                     56.24%
                                     MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

                                     PENLIN & CO                                   24.28%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                                     LIVA & COMPANY                                14.20%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders for the fiscal year ended December 31, 2001 of each Fund, including the report of independent accounts, financial highlights and financial statements (filed on 3/5/02; Accession
No. 0000912057-02-008667) contained therein, are incorporated herein by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                                      B-2
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    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

                                      B-3
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                                  DEFINITIONS

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                      B-4